UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2020

Kiniksa Pharmaceuticals, Ltd.

(Exact name of Registrant as Specified in Its Charter)

Bermuda	001-730430	98-1327726
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Kiniksa Pharmaceuticals, Ltd.

Clarendon House

2 Church Street

Hamilton HM11, Bermuda
(808) 451-3453

(Address, zip code and telephone number, including area code of principal executive offices)

Kiniksa Pharmaceuticals Corp.

100 Hayden Avenue

Lexington, MA, 02421

(781) 431-9100

(Address, zip code and telephone number, including area code of agent for service)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Shares $0.000273235 par value	KNSA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01. Regulation FD.

On October 26, 2020, Kiniksa Pharmaceuticals, Ltd. (“Kiniksa”) announced data from the Phase 2 clinical trial of mavrilimumab in Giant Cell Arteritis (“GCA”) included in the abstract entitled “Mavrilimumab (anti GM-CSF Receptor α Monoclonal Antibody) Reduces Time to Flare and Increases Sustained Remission in a Phase 2 Trial of Patients with Giant Cell Arteritis” (the “Abstract”) that was posted by The American College of Rheumatology (“ACR”) to ACR’s website. Table 1 was inadvertently omitted during the online posting of the abstract. Table 1, as submitted to ACR by the authors for publication and referenced in the abstract, is included in Kiniksa’s press release announcing the data. A copy of the Press Release announcing such data is furnished with this Current Report on Form 8-K as Exhibit 99.1. A link to the Abstract, inclusive of Table 2 only, follows:

https://acrabstracts.org/abstract/mavrilimumab-anti-gm-csf-receptor-%ce%b1-monoclonal-antibody-reduces-time-to-flare-and-increases-sustained-remission-in-a-phase-2-trial-of-patients-with-giant-cell-arteritis/

Kiniksa expects data from the global Phase 2 clinical trial of mavrilimumab in GCA to be presented at the late-breaking abstracts session during the ACR Convergence 2020 by Dr. Maria Cid of Hospital Clínic, University of Barcelona, IDIBAPS and co-principal investigator for the trial, in a virtual presentation entitled “Mavrilimumab (anti GM-CSF receptor α monoclonal antibody) Reduces Time to Flare and Increases Sustained Remission in a Phase 2 Trial of Patients with Giant Cell Arteritis” on Monday, November 9, 2020 at 11:30 a.m. Eastern Time.

Reference to the ACR website address does not constitute incorporation by reference of the abstract or any other information contained at or available through the ACR website, and you should not consider it to be a part of this Current Report on Form 8-K.

The information contained in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing and except as expressly provided by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit 99.1 relates to Item 7.01, which shall be deemed to be furnished, and not filed:

Exhibit No.	Description
99.1	KPL-301 Phase 2 Data Press Release issued by Kiniksa Pharmaceuticals, Ltd. dated October 26, 2020.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINIKSA PHARMACEUTICALS, LTD.

Date: October 26, 2020	By:	/s/ Thomas Beetham
Thomas Beetham
Executive Vice President, Chief Legal Officer